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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 14, 2004

                         MAX & ERMA'S RESTAURANTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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

    Delaware                        0-11514                  31-1041397
(STATE OR OTHER             (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                         IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)
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                              4849 Evanswood Drive
                               Columbus, OH 43229
                                 (614) 431-5800
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 14, 2004, the board of directors of Max & Erma's Restaurants, Inc. (the "Company") authorized the Company to enter into a letter agreement (the "Letter Agreement") with The Provident Bank, whose successor by merger is National City Bank (the "Lender"), and National City Bank and The Huntington National Bank (collectively, the "Participants"), to amend the Company's Fifth Amended and Restated Revolving Credit Agreement, dated September 22, 2003 and amended on December 31, 2003 and May 17, 2004 (the "Credit Agreement").

         Pursuant to the Letter Agreement, the parties have agreed to amend or eliminate certain negative covenants contained in the Credit Agreement as follows:

         - the Company's "fixed charge coverage ratio" will be amended so that the ratio shall not be less than: (i) 1.00 to 1 from November 1, 2004 through the end of the second quarter of fiscal 2005, (ii)
              1.05 to 1 during the third quarter of fiscal 2005, (iii) 1.10 to 1 during the fourth quarter of fiscal 2005, (iv) 1.15 to 1 during the first quarter of fiscal 2006, and (v) 1.20 to 1 on and after the beginning of the second quarter of fiscal 2006;

         -    the Company's "earnings before taxes" covenant will be eliminated;

         -    the Company's "interest coverage ratio" will be eliminated; and

         - the Company's "senior debt to EBITDA" ratio will be amended so that the ratio shall not be more than: (i) 2.50 to 1 through October 31, 2005, and (ii) 2.25 to 1 subsequent to October 31, 2005.

In addition, the parties have agreed to add a new financial ratio test so that (Senior Debt + (Current Year Future Minimum Rental Commitments x 8))/EBITDA (the "New Ratio") will not be more than: (i) 5.75 to 1 from November 1, 2004 through October 30, 2005, (ii) 5.50 to 1 from October 31, 2005 through October 29, 2006,
(iii) not more than 5.25 to 1 on and after October 30, 2006.

         Pursuant to the Letter Agreement, the pricing on all credit facilities shall remain at the Company's option of Prime + 0.75% or LIBOR + 3.50%, floating through October 30, 2005. On and after October 31, 2005, pricing shall be dependent upon the New Ratio calculation described above. If the New Ratio is less than 4.25 to 1, then pricing will be either Prime - 0.25% or LIBOR + 2.50%, at the Company's option. If the New Ratio is greater than or equal to 4.25 to 1 but less than 5.00 to 1, then pricing will be either Prime + 0.25% or LIBOR + 3.00%, at the Company's option. If the New Ratio is greater than or equal to
5.00 to 1, then pricing will be either Prime + 0.75% or LIBOR + 3.50%, at the Company's option.

         The Company is not permitted to redeem shares of its issued and outstanding common stock for a total amount in excess of $1,000,000 through October 31, 2005. The Company paid Lender a fee of $36,000 to be distributed pro-rata between the Lender and the Participants in

                                       2

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connection with the execution of the Letter Agreement. The parties intend to enter into a formal amendment to the Credit Agreement, which will incorporate the terms of the Letter Agreement.

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On December 16, 2004, the Company issued a press release entitled, "Max & Erma's Restaurants, Inc. Reports Fiscal 2004 Results," regarding its financial results for the fourth quarter and fiscal year 2004. A copy of the Company's press release is furnished as Exhibit 99 to this Form 8-K and is incorporated into this Item 2.02 by reference.

         The information in this Item 2.02 of this Form 8-K, including Exhibit 99 hereto, shall not be treated as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including certain statements regarding intent, beliefs, expectations, projections, forecasts and plans, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Business Risks" included in the Company's Annual Report on Form 10-K for the year ended October 26, 2003, and other factors described from time to time in the Company's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. The Company assumes no obligation to update any forward-looking statement.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. Except as described in Item 1.01 of this Current Report on Form 8-K, which discusses the material terms contained in the Letter Agreement, the rights and obligations of the parties under the Credit Agreement will not change.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

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
             Exhibit No.                                      Description
                 99            Press Release, dated December 16, 2004, entitled "Max & Erma's Restaurants,
                               Inc. Reports Fiscal 2004 Results"
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MAX & ERMA'S RESTAURANTS, INC.


Date:  December 20, 2004           By:    /s/ William C. Niegsch
                                          --------------------------------------
                                          William C. Niegsch, Executive Vice
                                          President and Chief Financial Officer

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                                  EXHIBIT INDEX

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
             Exhibit No.                                      Description
                 99            Press Release, dated December 16, 2004, entitled "Max & Erma's Restaurants,
                               Inc. Reports Fiscal 2004 Results"
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